Shuttle Pharmaceuticals Holdings, Inc.

Nasdaq: SHPH

Investor Presentation
Planet MicroCap Showcase
May 2024

SHUTTLE PHARMACEUTICALS



Forward Looking Statements

All of the information contained within this business presentation (the "Presentation") has been obtained from sources generally believed to be reliable by Shuttle Pharmaceuticals Holdings, Inc. (referred to herein as "Shuttle Pharmaceuticals," "Shuttle Pharma" or the "Company"). However, such information is not necessarily accurate or complete and cannot be guaranteed. Although Shuttle Pharmaceuticals has endeavored to include summary information that it believes to be relevant for purposes of evaluating the merits of an investment in the Company, each recipient of this Presentation understands that Shuttle Pharmaceuticals does not make any representation or warranty as to the accuracy or completeness of the information included herein and that only those representations or warranties that are specifically set forth in a definitive agreement signed by the Company and the investors therein will have a binding legal effect.

Furthermore, the information contained within this Presentation may contain forward-looking statements within the meaning of U.S. federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. Forward-looking statements can generally be identified because they would contain words such as "may," "will," "should," "expects," "plans," "anticipates," "intends," "targets," "projects," "contemplates," "estimates" or "predicts" or the negative of such terms or similar expressions relating to the Company's expectations, strategy, plans or intentions. We have based such forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition or results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in such forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements.

The recipient of this Presentation agrees to treat the information contained herein in a confidential manner, and to not disclose such information or reproduce this Presentation, either in whole or in part, without the prior written consent of the Company.

Prior to making any investment in Shuttle Pharmaceuticals, potential investors are responsible for conducting their own due diligence and consulting with their own legal, accounting and financial advisors. Any investment in Shuttle Pharmaceuticals carries a high risk of loss and should only be considered by accredited investors who can afford the loss of their entire investment. By acceptance of this Presentation, the recipients hereby acknowledge that they are sophisticated investors with the means to conduct their own investigation of the business and financial affairs of Shuttle Pharmaceuticals.

If, for any reason, the recipient is either unable or unwilling to acknowledge and abide by these conditions, please do not proceed any further and immediately return this Presentation to:

Anatoly Dritschilo, MD, FACR
CEO, Shuttle Pharmaceuticals Holdings, Inc.
401 Professional Drive, Suite 260
Gaithersburg, MD 20879
Phone: 240-403-4212
anatoly.dritschilo@shuttlepharma.org

For illustrative purposes only. Past performance is not indicative of future results. An Investment in the Company's securities is speculative, illiquid and there may be a total risk of loss. There is no guarantee that any specific outcome will be achieved.

Company Overview

Shuttle Pharma (Nasdaq: SHPH) is a clinical-stage pharmaceutical company, developing next generation drugs and diagnostics to improve outcomes for cancer patients treated with radiation therapy (RT).



Shuttle Pharmaceuticals Holdings, Inc.
(SHPH, Nasdaq)

Shuttle Pharmaceuticals, Inc.

Shuttle Diagnostics, Inc.



Therapeutics

- **Ropidoxuridine** is a clinical stage, orally-administered cancer radiation sensitizer.
- **SP-2-225** is a pre-clinical stage, selective HDAC6 inhibitor for innate immune system activation after RT.

Diagnostics

- **PC-RAD Test** is a blood tests for predicting outcomes following RT for localized prostate cancer.
- **PSMA-B ligand** is a theranostic molecule offering diagnosis and therapeutics for metastatic prostate cancer.

The Fundamental Problem of Radiation Therapy:
Cancers are surrounded by radiation sensitive, dose-limiting normal tissues







A
B
Sensitizer
Tumor Control
Major Complications
Probability
Dose

Sensitization of cancer cells to radiation therapy

- The radiation dose determines cancer curability
- Adjacent normal tissues are dose-limiting
- Radiation sensitizers shift the dose-response to improve cancer control
- Currently available sensitizer drugs are mostly used "off-label"
- There is an urgent need for new sensitizers to radiation

Activation of the immune response augments post-RT tumor responses

- Radiation of cancers induces antigens and activates cellular immunity
- Pembrolizumab improves response in NSCLC after SBRT
- Durvalumab improves survival in NSCLC after chemoradiation
- HDAC6 selective inhibitors enhance immune responses in pre-clinical models

Radiation Sensitizers

Cancers are resistant to cure by radiation therapy because tumors are surrounded by radiation sensitive normal tissues that limit the maximum treatment dose.

Market Opportunity – Cancer is the #2 cause of death in the U.S.

Radiation sensitizers can improve outcomes in many cancer

~ **1.7 M new cases** annually in the U.S.

~ **400,000** patients with local/regional cancers are candidates for sensitizers

~ **"Off-label"** use of radiation sensitizing drugs predominates



Annual cancer patients
~60% RT treated
~50% are curative
~1.6M
~800,000
~400,000
= 100,000 patients

Source: American Cancer Society Facts & Figures, National Cancer Institute Cancer Statistics

Competitive Landscape: "OFF-LABEL" sensitizers

	Cancers treated	Side-effects	Total Revenue (est.)
5- Flourouracil (Adrucil) Patent expiry: 1977	• Colon and rectal cancer • Breast Cancer • Pancreatic cancer	• Enteritis • Transient lymphocytopenia • Nausea	$19 million*
Capecitabine (Xeloda) Patent expiry: 2013	• Colon and rectal cancer • Breast cancer • Pancreatic cancer	• Dermatitis • Diarrhea • Fatigue	$519 million
Cetuximab (Erbitux) Patent expiry: 2018	• Colon cancer • Lung cancer • Head and neck cancer	• Skin reactions • Nausea • Liver problems	$687 million
Irinotecan (Camptosar) Patent expiry: 2007	• Colon and rectal cancer	• Diarrhea • Nausea • Low white blood cell count	$703 million*
Bevacizumab (Avastin) Patent expiry: 2017	• Colon and rectal cancer • Lung cancer • Breast cancer	• Impaired wound healing • Hypertension • Bleeding problems	$6,953 million
Oxaliplatin (Eloxatin) Patent expiry: 2013	• Colon and rectal cancer	• Neurotoxicity • Nausea • Low white blood cell count	$160 million

Source:
- ClinicalTrials.gov
- U.S. Food and Drug Administration
- American Association for Cancer Research
- National Center for Biotechnology Information
- American Society of Clinical Oncology
- Oncology Journals, Press Releases, and MnM Analysis
- Company annual reports

Note: *generic drug data based on Shuttle Pharma internal estimates

Pipeline of Radiation Sensitizers and HDAC Inhibitors

The pipeline is composed of the clinical lead radiation sensitizer Ropidoxuridine and selective HDAC (histone deacetylase) inhibitors that sensitize cancers by inhibiting epigenetic functions to stimulate the immune system targeting irradiated cancers.



Pre-clinical
Phase 1
Phase 2
Phase 3
Next Anticipated Milestone
DNA Mediated Radiation Sensitization
Ropidoxuridine – Brain Tumors and Sarcomas
Initiate Phase II Clinical Testing
IPdR + TPI – Proton Beam
IND Enabling Study
HDAC Inhibitor Platform Technology
Class II HDAC6 Selective
SP-2-225 Activates Post-RT Immune System
IND Enabling for Clinical Testing Multiple Sites
Class I – ER+ Targeting
SP-1-303 Inhibits ER+ Breast Cancer Growth
IND Enabling for Clinical Testing Breast Cancers
Dual Function Pan HDAC
SP-1-161 Sensitizes Head & Neck Cancers
IND Enabling Clinical Testing H&N, Lung

Ropidoxuridine (IPdR) – How does it work?

Ropidoxuridine (IPdR) is the prodrug of IUdR

- IUdR is a powerful radiation sensitizer showing Phase II efficacy in NIH sponsored clinical trials in glioblastoma, anaplastic astrocytoma and sarcoma patients



aldehyde oxidase
IPdR
IUdR

Tumor	Treatment	Median survival (Months)
Anaplastic astrocytomas (Grade 3 of 4)*	RT alone	24
	RT + IUdR	39
Glioblastoma Multiforme (Grade 4 of 4)**	RT alone	9
	RT + IUdR	15

- IUdR requires intra-venous, constant infusion delivery, subject to adverse events
- IPdR is a prodrug, administered orally, and converted to IUdR for sensitizer effect
- NIH SBIR contract funding was awarded to Shuttle Pharma with a subcontract to Brown University/Rhode Island Hospital to perform the Phase I clinical trial.

Ropidoxuridine (IPdR) is metabolized to IUdR, incorporates into DNA, and enhances RT induced DNA breaks by a free-radical mechanism.



IPdR
1:1 conversion by aldehyde
IUdR
Thymidine kinase
IdUMP
Thymidylate kinase
IdUTP
DNA breaks
Reactive uracil radicals
Ionizing radiations

Ropidoxuridine (IPdR) – Clinical Development

- **Phase I and pharmacology study of Ropidoxuridine (IPdR) as prodrug for iododeoxyuridine-mediated tumor radiosensitization in advanced GI cancers undergoing radiation (Study funded by NIH SBIR contract awarded to Shuttle Pharma with Brown University RIH sub-contract. (Clin Cancer Res, 2019).**
- **Phase I results demonstrated feasibility and bioavailability of oral administration of IPdR (Ropidoxuridine) with RT.**
  - **18 patients reached an MTD of Ropidoxuridine with RT of 1200 mg daily for 28 days**
  - **14 patients were assessed for tumor responses: 4 partial responses, 9 stable disease, 1 progressive disease**
- **Phase II study of Ropidoxuridine + RT will be performed in IDH wild-type, methylation negative glioblastoma patients.**
- **FDA has approved the IND and provided a safe to proceed letter.**



D1
D1 + RT (30 Tx)
Randomize
40 patients
20 pts @ 1,200 mg/day
20 pts @ 960 mg/day
14 pts @
Optimal Dose
D(optimum) + RT (30 Tx)
Follow-up
Survival Endpoint
34 patients
D2
D2 + RT (30 Tx)

Treatment Code	Drug and Radiation Therapy (RT) doses
D1	1,200 mg/day (days 1-5)
D2	960 mg/day (days 1-5)
D1 + RT	1,200 mg/day + RT 2 Gy (5 days/week for 6 weeks (30 Tx))
D2 + RT	960 mg/day + RT 2 Gy (5 days/week for 6 weeks (30 Tx))
D(optimum) (Best of D1 or D2 arms)	D(optimum) (days 1-5)

Summary of Recent Activities

- **The campaigns to manufacture and formulate the drug product have been completed.**
- **The Phase II clinical trial was designed incorporating FDA guidance.**
- **The IND was approved by the FDA and a safe to proceed letter was received on January 5, 2024.**
- **Five academic clinical centers are engaged as sites for clinical trial enrollment.**
- **Intellectual Property has been strengthened with next a generation patent.**
  (U.S. patent # 11,654,157 awarded for Ropidoxuridine/Tipiracil method of use and formulation)
- **Laboratory expanded to support processing of clinical trial-related specimens and drug testing.**

Ropidoxuridine Sensitizer Development Status

	Indication	Preclinical	IND-Enabling	Phase I	Phase II	Phase III	Status
Ropidoxuridine IMRT	Glioblastoma						Phase I completed, Phase II in GBM
IPdR/TPI IMRT and PRT	GI Cancers						Formulation, pre-clinical studies

IMRT = Intensity Modulated Radiation Therapy; PRT = Proton Radiation Therapy; SBRT = Stereotactic Body Radiation Therapy

Selective HDAC inhibitors

Radiation sensitization and immune modulation.

HDAC Inhibitor Platform: Overview

- **Shuttle Pharma has discovered novel HDAC inhibitors using proprietary technology.**
- **<u>SP-2-225</u> is our candidate lead HDAC6 inhibitor for RT and immunotherapy treatment.**
- **<u>SP-225</u> testing will define post-RT immune response enhancement for a role in controlling local and metastatic disease.**
- **<u>SP-1-303</u> has been selected for development for breast cancer treatment.**



ATM activation/ HDAC selective domain
Zn Binding Domain



Acetylated histones
Active transcription
HDACi
ATMa
HAT
HDAC
De-acetylated histones
Inactive transcription

SP-2-225: Selective HDAC6 Inhibitor


5 days
SP-2-225(25mg/kg)
5 days
SP-2-225(25mg/kg)
3 days
SP-2-225(25mg/kg)
End point
0d
11d
17d
22d
26d
Implant 1x10 6
SM1 cells


Vehicle
SP-2-225 (25 mg/kg)
Tumor Volume (mm3)
3000
2500
2000
1500
1000
500
Days
10
12
14
16
18
21
23
26
p<0.00001

SP-2-225 inhibits HDAC6, prolongs macrophage polarization in M-1 state, resulting in an enhanced inflammatory response to immunogenic cancers and Irradiated tumors.


Untreated tumor microenvironment
Tumor promoting
Factors, angiogenesis
Tumor cells
Tumor resident M2 like macrophages
Anti-inflammatory
cytokines
Radiotherapy
Tumor antigens
Phenotypic shift
M1 like macrophages
M2 like macrophages
Anti-inflammatory
cytokines
Radiotherapy + SP-2-225 treated M1 macrophage adoptive cell therapy
M1 macrophages
M1/M2 ratio
Tumor antigens
Tumor antigen activated CD8 T-cell
SP-2-225 + M1 macrophages
Pro-inflammatory
cytokines
CD8 T-cells

Noonepalle SKR et al, Radiotherapy-induced Immune Response Enhanced by Selective HDAC6 Inhibition. Mol Cancer Ther. 2023 PMID: 37586844; PMCID: PMC10878032.

Therapeutics: Clinical Development Strategy

Shuttle Pharma has a broad pipeline to improve clinical outcomes of patients treated with radiation therapy for cancer

- **Therapy Priority #1: Clinical development of Ropidoxuridine & RT**
  - Perform the Phase II clinical trial of Ropidoxuridine & RT in brain tumors
  - Seek FDA "breakthrough" designation and early marketing approval on glioblastoma
  - Prepare Ropidoxuridine & RT randomized clinical trial for full marketing approval
- **Therapy Priority #2: Pre-clinical development of HDAC6 selective inhibitor SP-2-225 for immune activation against cancers after RT**
  - Scale-up manufacturing and IND-enabling of SP-2-225
  - Perform the Phase I clinical trial of SP-2-225 and RT in multiple sites

Diagnostics

PC-RAD Test
PSMA-B ligand

Diagnostics: Market Opportunity

Predictive biomarkers for prostate cancers

~ **268,000 new prostate cancer cases** annually in the U.S. **(incidence)**

~ **3,100,000** patients currently live with prostate cancer in the U.S. **(prevalence)**

~ **66,000** patients with localized radiation (30%) receive primary RT for prostate cancer

Diagnostic tests for prostate cancer can offer prognosis and guide treatment decisions.

- The prostate cancer diagnostics market size was valued at $ 3.7 billion in 2022 and is estimated to witness 12.4% CAGR from 2023 to 2032.
- None of the currently available tests are predictive of success of a specific treatment.
- The key unmet need is for a minimally invasive diagnostic test that provides the clinician and patient with a measure of the potential for success of RT for their cancer treatment.
- The Global PSMA PET Imaging Market reached $ 1.5 billion in 2022.
- Pluvicto (^{177}Lu-PSMA-617), a targeted radiopharmaceutical therapeutic for PSMA-positive metastatic prostate cancer has a predicted market size of $ 2 billion.

Sources: American Cancer Society Facts & Figures, National Cancer Institute Cancer Statistics 2020
Clarivate Research; Prostate Cancer – Landscape & Forecast – Disease Landscape & Forecast, published January 2023

Diagnostics: Competitive Landscape

Product category	Method	Main Target	Predictor	Estimated Price
PSA test	Blood	PSA level	Initial diagnosis	$70-$300 per test-various manufacturers
PSMA Scan	Radiopharmaceutical/PET/CT scan	Spread of PCa	Prognosis of disease spread	$1200-$5000
Prolaris®	Tissue biopsy	Genomic mutations	Aggressiveness of PCa cancer	$3800
Decipher®	Tissue biopsy	Genomic mutations	Aggressiveness of PCa cancer	$5000
Oncotype DX®	Tissue biopsy	Genomic mutations	Aggressiveness of PCa cancer	$4200
4Kscore	Blood	Protein measurement using algorithm	Aggressiveness of PCa cancer	$600
Prostate Health Index	Blood	tPSA,fPSA, proPSA	Need for biopsy	$130-$300- various manufacturers

Intellectual Property Portfolio for Diagnostics

PC-RAD Test (predictive biomarker)

- Intellectual property for the diagnostic predictive biomarker exclusive license (Georgetown University):

  Title: “Predictive Biomarkers for Adverse Effects of Radiation Therapy”

  - U.S. Application No. 17/476,148 filed on September 15, 2021
  - PCT Application No. PCT/US2018/064924 filed on December 11, 2018

PSMA-B (theranostic for potential diagnosis and therapy applications)

- Intellectual property for the diagnostic predictive biomarker exclusive license (Shuttle Pharma):

  Title: “Boron containing PSMA ligand for use in the treatment of cancer”

  - U.S. Application No. 63/559,606 filed on March 6, 2024

Diagnostics: PC-RAD-Test "Kit"



Cal 1-L
Cal 2-L
Cal 3-L
Cal 4-L
Cal 5-L
Cal 6-L
Cal 7-L
QC 1-L
QC 2-L
QC 3-L
IS-L
Shuttle Pharma Inc.
User Manual Guide
PC-Rad Test
Cal 1-M
Cal 2-M
Cal 3-M
Cal 4-M
Cal 5-M
Cal 6-M
Cal 7-M
QC 1-M
QC 2-M
QC 3-M
IS-M
NIST Plasma
Plate for Metabolomics
Plate for Lipidomics
Shuttle Pharma Inc.
PC-Rad Test

- **Calibrants for standard vials**
- **QC and internal standards**
- **NIST Plasma reference standard**
- **User Manual Guide**
- **USB Stick with proprietary software**
- **2 x 96 well plate for sample preparation**
- **Pre-formatted mat/plate cover**

- **Metabolite panels discovered to define prostate cancer outcomes funded by NIH SBIR Phase I contract.**
- **The analytical validation has been completed, funded by an NIH SBIR Phase II contract.**
- **Shuttle Pharma is eligible to apply for Phase II bridge funding to commercialize the PC-RAD Test.**
- **An exclusive license was obtained from Georgetown University.**
- **A multi-institution clinical validation trial in the context of use is planned for FDA "device" approval.**

Diagnostics: Product Development – PSMA-B

The **prostate-specific membrane antigen (PSMA)** is an enzyme located on the outside of prostate cancer cells. The PSMA ligand binds to the enzyme, PSMA dimerizes and is internalized into the cell.

Diagnostic molecules for PET scanning are created by attaching radioisotopes (such as F-18 or Gallium-68) to the PSMA ligand for injection into patients to perform PET scans.

Therapeutic molecules are created by attaching other radioisotopes (such as Lu-177) for administration of therapeutic doses of radiation targeted to PSMA bearing prostate cancer cells.

PSMA-B was designed by Shuttle Pharma scientists for prostate cancer sensitization to particle RT. The molecule is active at nano-molar concentrations and will be evaluated for potential use in diagnostic and therapeutic applications.



^{177}Lu-PSMA
PSMA
Dimerization
Internalization
dsDNA damage
Cell Death

Jia AY, Kiess AP, Li Q, Antonarakis ES. Radiotheranostics in advanced prostate cancer: Current and future directions. Prostate Cancer Prostatic Dis. 2024. PMID: 37069330.

Clinical Development Strategy for Diagnostics

Develop the PC-Rad Test intellectual property as a predictive diagnostics test

Diagnostic Priority #1: Predictive Biomarker for Prostate Cancer

- Establish and validate the predictive assay in the context of use (COU) for FDA approval.
- Perform a muti-institutional clinical trial of the PC-RAD Test in prostate cancer patients receiving RT.

Develop PSMA-B intellectual property for theranostic applications

Diagnostic Priority #2: PSMA-B ligand evaluation for diagnosis and therapy

- PSMA-B cellular studies to determine sensitization to proton and neutron radiation.
- PSMA-B imaging studies in an animal model of prostate cancer.
- Exploratory studies to synthesize and screen PSMA-B ligand-drug conjugates.

Financial Overview

Shuttle Pharmaceuticals Cap Table as of December 31, 2023	
Common Stock	16,609,320
Fully Vested Restricted Stock Units (RSUs)	160,744
RSUs Outstanding	197,855
Warrants Outstanding	1,446,155
Total Shares on a Fully Diluted Basis	18,253,330

Capital Market Profile	
Exchange/Ticker	NASDAQ: SHPH
Closing Stock Price*	$0.41
52 Wk High/Low*	$0.35 - $2.75
Market Cap*	$6.6M
Cash Balance (12/31/23) [1]	$5.6M

[1] Including marketable securities

* As of 4/12/2024

Shuttle's Experienced Leadership Team



Anatoly Dritschilo, MD
CEO & Chairman

- Founder & CEO of Shuttle Pharma since 2012; Chairman, Board of Directors 2017
- Member, Board of Directors, Neopharm Inc. 1990
- Academic career: Georgetown University School of Medicine, Chairman, Department of Radiation Medicine, Medical Director Georgetown University Hospital, interim Director, Lombardi Cancer Center
- HDAC inhibitor patents



Peter Dritschilo, MBA
President & COO

- Served as President & COO of Shuttle Pharma since 2012
- MBA George Washington University
- Radiation oncology administrator Rad America, Inova Health



Michael Vander Hoek , MHSA
CFO and VP Regulatory

- Served as CFO of Shuttle Pharma since 2019
- MHSA George Washington University
- Administrative Director, Lombardi Cancer Center



Tyvin Rich, MD
Medical Director

- Served as Medical Director of Shuttle Pharma since 2019
- Radiation Oncology Training – Harvard, MGH
- Radiation Oncology faculty Harvard JCRT, MD Anderson Cancer Center, Radiation sensitizer clinical trials
- Chairman of Radiation oncology, University of Virginia



Mira Jung, PhD
Scientific Director

- Served as Scientific Director of Shuttle Pharma since 2012
- Molecular Biology, University of Kansas; Radiation Biology, Georgetown University
- Professor of Radiation Medicine Georgetown University
- HDAC inhibitor patents and publications



Scott Grindrod, PhD
Principal Scientist
Laboratory Director

- Served as Principal Scientist and Laboratory Director of Shuttle Pharma since 2013
- Chemistry, University of Virginia and Medicinal Chemistry, Georgetown University
- HDAC inhibitor and Ropidoxuridine patents and publications

Board of Directors



Steve Richards, MBA, CPA

Businessman
CEO, Endurance Media

- Founder and CEO of Endurance Media
- Former Co-President and COO Silver Pictures
- Expertise in financial structuring, capital procurement, strategic business development, corporate management
- MBA, UCLA, Anderson School, CPA



Milton Brown, MD, PhD

Vice Dean for Research
East Virginia Medical School

- Former Professor & Director, Drug Discovery Center, Georgetown University/LCC
- Center for Drug Discovery at George Mason University
- Inova Center for Drug Discovery and Development
- PhD in Chemistry, University of Alabama; MD University of Virginia



Bette Jacobs, PhD

Professor/Distinguished Scholar
Georgetown University

- Distinguished Scholar and co-founder at the O'Neill Institute for National and Global Health Law
- Fellow and Visiting Professor at Campion Hall University of Oxford
- Former Dean for the Georgetown University School of Nursing and Health Studies
- Vice President for Honda of America Manufacturing



Chris Senanayake, PhD

CEO, TCG GreenChem

- Founder and Chief Executive Officer (CEO) of TCG GreenChem Inc.
- Chief Scientific Officer of TCG Lifesciences
- Former Senior Scientist at Dow Chemical
- Former Vice President of Chemical Development for Boehringer Ingelheim Pharmaceuticals



Joshua Schafer, MBA

Chief Commercial Officer
EVP Business Development

- Former VP, Business Development & Strategy, Mallinckrodt Pharmaceuticals, Inc.
- Former VP Astellas Pharma; Director Oncology Marketing of Takeda Pharma
- MBA, Northwestern University, Kellogg School

THANK YOU



Shuttle Pharmaceuticals Holdings, Inc.
Anatoly Dritschilo, MD, CEO
Tel: (240) 403-1212
Email: anatoly.dritschilo@ShuttlePharma.org

Investor Relations
Lytham Partners
Robert Blum
Tel: (602) 889-9700
Email: SHPH@LythamPartners.com